EX-99.B11(a)

               [LETTERHEAD OF KRAMER LEVIN NAFTALIS & FRANKEL LLP]




                                                        July 27, 1999



Dessauer Global Equity Fund
4 Main Street
Orleans, Massachusetts 02653


                  Re:     Post-Effective Amendment No. 1 to
                          Registration Statement on Form N-1A
                          File No.: 333-63753
                          ------------------------------------

Ladies and Gentlemen:

         We hereby consent to the reference of our firm as counsel in this Post-Effective Amendment No. 1 to Registration Statement No. 333-63753 on Form N-1A.


                                       Very truly yours,


                                       /s/ Kramer Levin Naftalis & Frankel LLP